UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2008

INDEPENDENT FILM DEVELOPMENT CORPORATION

(Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

190 N Canon Drive suite 420

Beverly Hills, CA  90210

(Address of principal executive offices)

      (310) 275-0089

(Registrant’s telephone number)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.01

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

SIGNATURES

Item 5.01

 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 13, 2008 Earl T. Williams was appointed Chief Financial Officer of the company and George Ivakhnik resigned as Chief Financial Officer.

Earl T. Williams.  Mr. Williams has been Chief Financial Officer of the company since August 14, 2008.  Mr. Williams currently serves as the Chief Financial Officer of Latitute Engineering, Tucson, Arizona, since July 2007.  He served as Chief Financial Officer for Library Associates in Beverly Hills, California from November 2003 through July 2007.  He was Division Controller for AXT Optoelectronics in Monterey Park, California from November 2001 through November 2003, and served as Vice President of Finance for Allsport Photography, Inc./Getty Images, Inc. in Santa Monica, California from October 1999 through July 2001.  Mr. Williams served as a Senior Auditor for Arthur Andersen in San Antonio, Texas and Los Angeles, California from May 1987 through April 1992.  Working in public accounting at Arthur Andersen and in private industry as Controller for several large companies, including Getty Images’ Los Angeles Division, has provided a solid foundation on which Mr. Williams has refined his focus on meaningful business metrics and strong financial planning. While at Arthur Andersen, he worked in both the audit practice and the Real Estate Portfolio Services Group, which specialized in performing due diligence on loan portfolios and the financial modeling of large securitization transactions. At Getty Images, he helped consolidate the accounting, facilities and back office operations of several content companies purchased by Getty Images in Los Angeles.  As an owner and Chief Financial Officer of two privately held companies, he has personal experience in mergers and acquisitions along with the related challenges of integrating new organizations within a closely-held corporation.  Mr. Williams' ability to raise necessary capital as well as define a company's financial direction have been the key to his successful financial engineering.  Mr. Williams holds a B.S. in Business Administration with an emphasis in Accounting from Trinity University (1987) and obtained his CPA certification from the Texas State Board of Public Accountancy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2008

INDEPENDENT FILM DEVELOPMENT CORPORATION

/s/ Jeff Ritchie

     Jeff Ritchie

     Chief Executive Officer, Chairman, Director